Offerings - Offering: 1	May 05, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 161,520,429.72
Fee Rate	0.01381%
Amount of Registration Fee	$ 22,305.97
Offering Note

(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 8,913,931 Class S Units of North Haven Private Income Fund LLC at a price equal to $18.12 per unit, which represents the Company’s net asset value as of March 31, 2026.

(2) Calculated at $138.10 per $1,000,000 of the transaction value.